UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2014

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8610 (Commission File Number)	43-1301883 (I.R.S. Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (210) 821-4105

________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 24, 2014, AT&T Inc. issued a press release announcing that it had consummated the transaction contemplated by the Stock Purchase Agreement, dated as of December 16, 2013,(the “Purchase Agreement”), with Frontier Communications Corporation, as amended. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Reference is made to the Purchase Agreement, which was filed as Exhibit 10.1 to AT&T’s Current Report on Form 8-K filed with the SEC on December 18, 2013 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of AT&T Inc., dated October 24, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Dated: October 24, 2014	By:	/s/ Rick L. Moore
	Name:	Rick L. Moore
	Title:	Senior Vice President - Corporate Development

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of AT&T Inc. dated October 24, 2014